USF&G Corporation

              Debt Securities and Warrants to
Purchase Debt Securities

                        ----------

                   Underwriting Agreement

                                       _______________, 19__





 To the Representatives of the several Underwriters named in the respective Pricing Agreements hereinafter described.

Dear Sirs:

          From time to time USF&G Corporation, a Maryland corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its
(i) senior debt securities (the "Senior Debt Securities"), (ii) subordinated debt securities (the "Subordinated Debt Securities"), (iii) debt securities, which may be either Senior Debt Securities or Subordinated Debt Securities, convertible into shares of common stock, par value $2.50 per share ("Stock"), of the Company (the "Convertible Debt Securities" and, together with the Senior Debt Securities and the Subordinated Debt Securities, the "Debt Securities") or (iv) warrants (the "Warrants") to purchase Debt Securities (the "Warrant Securities") in any such case, as specified in Schedule II to such Pricing Agreement. The Debt Securities and the Warrants (and, to the extent appropriate, any Stock or Warrant Securities) are collectively referred to herein as the "Securities". With respect to any Pricing Agreement, those Securities which the Underwriters are committed to purchase are referred to, as appropriate, as the "Firm Debt Securities" and the "Firm Warrants," respectively, and collectively, the "Firm Securities", and, in any case where Firm Securities are covered by Delayed Delivery Contracts as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement, any Firm Securities to be covered by Delayed Delivery Contracts are herein sometimes referred to as "Contract Securities" and the Firm Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) are herein sometimes referred to as "Underwriters' Securities". If specified in the Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional principal amount of Debt Securities or number of Warrants, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Debt Securities" and the "Optional Warrants", respectively, and collectively, the "Optional Securities"). The Firm Debt Securities and the Optional Debt Securities are collectively referred to as the "Designated Debt Securities". The Firm Warrants and the Optional Warrants are collectively referred to as the "Designated Warrants". The Designated Debt Securities and the Designated Warrants are herein collectively referred to as the "Designated Securities".

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement and, with respect to Designated Warrants, in or pursuant to the warrant agreement (the "Warrant Agreement") identified in such Pricing Agreement.

          1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount or number of Firm Securities, the maximum aggregate amount or number of Optional Securities, if any, the initial public offering price of such Firm and Optional Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount or number of such Designated Securities to be purchased by each Underwriter and whether any of such Firm Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof) and shall set forth the date, time and manner of delivery of such Firm and Optional Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture or Warrant Agreement and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a)  A registration statement in respect of the
Securities, the shares of Stock issuable upon     conversion of
any Convertible Debt Securities and the     Warrant Securities
issuable upon exercise of any     Warrants has been filed with
the Securities and     Exchange Commission (the "Commission");
such     registration statement and any post-effective amendment
    thereto, each in the form heretofore delivered or to be
delivered to the Representatives and, excluding     exhibits to
such registration statement, but including     all documents
incorporated by reference in the     prospectus contained
therein, to the Representatives     for each of the other
Underwriters have been declared     effective by the Commission
in such form; no other     document with respect to such
registration statement or     document incorporated by reference
therein has     heretofore been filed or transmitted for filing
with     the Commission; and no stop order suspending the
effectiveness of such registration statement has been     issued
and no proceeding for that purpose has been     initiated or, to
the best of the Company's knowledge,     threatened by the
Commission (any preliminary     prospectus included in such
registration statement or     filed with the Commission pursuant
to Rule 424(a) of     the rules and regulations of the
Commission under the     Securities Act of 1933, as amended (the
"Act"), being     hereinafter called a "Preliminary Prospectus";
the     various parts of such registration statement, including
   all exhibits thereto and the documents incorporated by
reference in the prospectus contained in the     registration
statement at the time such part of the     registration
statement became effective but excluding     Form T-1, each as
amended at the time such part of the     registration statement
became effective, being     hereinafter called the "Registration
Statement"; the     prospectus relating to the Securities, in
the form in     which it has most recently been filed, or
transmitted     for filing, with the Commission on or prior to
the date     of this Agreement, being hereinafter called the
"Prospectus"; any reference herein to any Preliminary
Prospectus or the Prospectus shall be deemed to refer     to and
include the documents incorporated by reference     therein
pursuant to the applicable form under the Act,     as of the
date of such Preliminary Prospectus or     Prospectus, as the
case may be; any reference to any     amendment or supplement to
any Preliminary Prospectus     or the Prospectus shall be deemed
to refer to and     include any documents filed after the date
of such     Preliminary Prospectus or Prospectus, as the case
may     be, under the Securities Exchange Act of 1934, as
amended (the "Exchange Act"), and incorporated by     reference
in such Preliminary Prospectus or Prospectus,     as the case
may be; any reference to any amendment to     the Registration
Statement shall be deemed to refer to     and include any annual
report of the Company filed     pursuant to Section 13(a) or
15(d) of the Exchange Act     after the effective date of the
Registration Statement     that is incorporated by reference in
the Registration     Statement; any reference to the Prospectus
as amended     or supplemented shall be deemed to refer to the
  Prospectus as amended or supplemented in relation to     the
applicable Designated Securities in the form in     which it is
filed with the Commission pursuant to     Rule 424(b) under the
Act in accordance with     Section 5(a) hereof, including any
documents     incorporated by reference therein as of the date
of     such filing); and any reference to the Preliminary
Prospectus, Prospectus or Registration Statement shall     be
deemed to mean such document after excluding any     statement
in any such document which does not     constitute a part
thereof pursuant to Rule 412 of     Regulation C under the Act
and after substituting     therefor any statement modifying or
superseding such     excluded statement;

          (b)  The documents incorporated by reference in
the Prospectus, when they became effective or were     filed
with the Commission, as the case may be,     conformed in all
material respects to the requirements     of the Act or the
Exchange Act, as applicable, and the     rules and regulations
of the Commission thereunder, and     none of such documents
contained an untrue statement of     a material fact or omitted
to state a material fact     required to be stated therein or
necessary to make the     statements therein not misleading; and
any further     documents so filed and incorporated by reference
in the     Prospectus or any further amendment or supplement
thereto, when such documents become effective or are     filed
with the Commission, as the case may be, will     conform in all
material respects to the requirements of     the Act or the
Exchange Act, as applicable, and the     rules and regulations
of the Commission thereunder and     will not contain an untrue
statement of a material fact     or omit to state a material
fact required to be stated     therein or necessary to make the
statements therein not     misleading; provided, however, that
this representation     and warranty shall not apply to any
statements or     omissions made in reliance upon and in
conformity with     information furnished in writing to the
Company by an     Underwriter of Designated Securities through
the     Representatives expressly for use in the Prospectus as
  amended or supplemented relating to such Securities;

          (c)  The Registration Statement and the Prospectus
conform, and any further amendments or supplements to     the
Registration Statement or the Prospectus will     conform, in
all material respects to the requirements     of the Act and the
Trust Indenture Act of 1939, as     amended (the "Trust
Indenture Act") and the rules and     regulations of the
Commission thereunder and do not and     will not, as of the
applicable effective date as to the     Registration Statement
and any amendment thereto and as     of the applicable filing
date as to the Prospectus and     any amendment or supplement
thereto, contain an untrue     statement of a material fact or
omit to state a     material fact required to be stated therein
or     necessary to make the statements therein not
misleading; provided, however, that this representation     and
warranty shall not apply to any statements or     omissions made
in reliance upon and in conformity with     information
furnished in writing to the Company by an     Underwriter of
Designated Securities through the     Representatives expressly
for use in the Prospectus as     amended or supplemented
relating to such Securities;

          (d)  Neither the Company nor any of its
subsidiaries has sustained since the date of the latest
audited financial statements included or incorporated     by
reference in the Prospectus any material loss or
interference with its business from fire, explosion,     flood
or other calamity, whether or not covered by     insurance, or
from any labor dispute or court or     governmental action,
order or decree, otherwise than as     set forth or contemplated
in the Prospectus; and, since     the respective dates as of
which information is given     in the Registration Statement and
the Prospectus, there     has not been (i) any material
addition, or any     development involving a prospective
material addition,     to either the Company's consolidated
reserve for     property/casualty insurance claims and claims
expense     or the consolidated reserve for life insurance
policy     benefits, (ii) any change in the capital stock,
short-     term debt or long-term debt of the Company or any of
   its subsidiaries, or (iii) any material adverse change,
or any development involving a prospective material     adverse
change, in or affecting the general affairs,     management,
financial position, shareholders' equity or     results of
operations of the Company and its     subsidiaries (, taken as a
whole), otherwise than as     set forth or contemplated in the
Prospectus;

          (e)  The Company has been duly incorporated and is
validly existing as a corporation in good standing     under the
laws of the jurisdiction of its     incorporation, with power
and authority (corporate and     other) to own its properties
and conduct its business     as described in the Prospectus;
each of United States     Fidelity and Guaranty Company and
Fidelity and Guaranty     Life Insurance Company (each a
"Principal Subsidiary"     and, collectively, the "Principal
Subsidiaries") has     been duly incorporated and is validly
existing as a     corporation in good standing under the laws of
its     jurisdiction of incorporation;

          (f)  The Company has authorized capital stock as
set forth in the Prospectus, and all of the issued     shares of
capital stock of the Company have been duly     and validly
authorized and issued and are fully paid     and non-assessable;
the shares of Stock initially     issuable upon conversion of
the Convertible Debt     Securities, if applicable, have been
duly and validly     authorized and reserved for issuance and,
when issued     and delivered in accordance with the provisions
of the     Convertible Debt Securities and the Indenture, will
be     duly and validly issued, fully paid and non-assessable
 and will conform to the description of the Stock     contained
in the Prospectus as amended or supplemented     with respect to
such Designated Securities; and all of     the issued shares of
capital stock of each subsidiary     of the Company have been
duly and validly authorized     and issued, are fully paid and
non-assessable and     (except for directors' qualifying shares)
are owned     directly or indirectly by the Company, free and
clear     of all liens, encumbrances, equities or claims;

          (g)  The Debt Securities have been duly
authorized, and, when Designated Debt Securities are     issued
and delivered pursuant to this Agreement and the     Pricing
Agreement with respect to such Designated Debt     Securities
and, in the case of any Contract Securities     pursuant to
Delayed Delivery Contracts (as defined in     Section 3 hereof)
with respect to such Contract     Securities, such Designated
Debt Securities will have     been duly executed, authenticated,
issued and delivered     and will constitute valid and legally
binding     obligations of the Company entitled to the benefits
   provided by the Indenture, which will be substantially     in
the form filed as an exhibit to the Registration     Statement;
the Indenture has been duly authorized and     duly qualified
under the Trust Indenture Act and, at     the Time of Delivery
for such Designated Debt     Securities (as defined in Section 4
hereof), the     Indenture will constitute a valid and legally
binding     instrument, enforceable in accordance with its
terms,     subject, as to enforcement, to bankruptcy,
insolvency,     reorganization and other laws of general
applicability     relating to or affecting creditors' rights and
to     general equity principles; and the Indenture conforms,
 and the Designated Debt Securities will conform in all
material respects, to the descriptions thereof     contained in
the Prospectus as amended or supplemented     with respect to
such Debt Securities;

          (h)  In the event that any of the Designated
Securities are Designated Warrants, the Warrants have     been
duly authorized and, when Designated Warrants are     issued and
delivered pursuant to this Agreement and the     Pricing
Agreement with respect to such Designated     Warrants and
countersigned by the Warrant Agent as     provided in the
Warrant Agreement, such Designated     Warrants will have been
duly executed, countersigned,     issued and delivered and will
constitute valid and     legally binding obligations of the
Company entitled to     the benefits provided by the Warrant
Agreement under     which they are to be issued, which will be
  substantially in the form filed as an exhibit to the
Registration Statement; the Warrant Agreement has been     duly
authorized and, at the Time of Delivery for such     Designated
Warrants, will constitute a valid and     legally binding
instrument enforceable in accordance     with its terms subject,
as to enforcement, to     bankruptcy, insolvency, reorganization
and other laws     of general applicability relating to or
affecting     creditors' rights and to general equity
principles; and     the Warrant Agreement conforms, and the
Designated     Warrants will conform in all material respects to
the     descriptions thereof in the Prospectus as amended or
supplemented with respect to such Designated Warrants;

          (i)  In the event that any of the Designated
Securities are Designated Warrants, the Warrant     Securities
initially issuable upon exercise of the     Designated Warrants
have been duly authorized, and,     when issued and delivered in
accordance with the     provisions of the Warrant Agreement,
will be duly     executed, authenticated, issued and delivered
and will     constitute valid and legally binding obligations of
the     Company entitled to the benefits provided by the
Indenture, and the Warrant Securities will conform in     all
material respects to the description thereof     contained in
the Prospectus as amended or supplemented     with respect to
such Warrant Securities;

          (j)  The issue and sale of the Securities, the
issue of the shares of Stock upon conversion of the
Convertible Debt Securities, if applicable, and the     issue
and sale of any Warrant Securities upon the     exercise of
Warrants pursuant to the Warrant Agreement,     if applicable,
and the compliance by the Company with     all of the provisions
of the Securities, the Indenture,     each of the Delayed
Delivery Contracts, if any, this     Agreement, any Pricing
Agreement and the Warrant     Agreement, if applicable, and the
consummation of the     transactions herein and therein
contemplated will not     conflict with or result in a breach or
violation of any     of the terms or provisions of, or
constitute a default     under, any indenture, mortgage, deed of
trust,     sale/leaseback agreement, loan agreement, similar
financing agreement or instrument or other agreement or
instrument to which the Company or any of its     subsidiaries
is a party or by which the Company or any     of its
subsidiaries is bound or to which any of the     property or
assets of the Company or any of its     subsidiaries is subject,
nor will such action result in     any violation of the
provisions of the Charter or By-     laws of the Company or any
statute or any order, rule     or regulation of any court or
governmental agency or     body having jurisdiction over the
Company or any of its     subsidiaries or any of their
properties; and no     consent, approval, authorization, order,
registration     or qualification of or with any such court or
  governmental agency or body is required for the issue     and
sale of the Securities or the consummation by the     Company of
the transactions contemplated by this     Agreement or any
Pricing Agreement, the Indenture, the     Warrant Agreement, if
applicable, or any Delayed     Delivery Contracts, except such
as have been, or will     have been prior to the Time of
Delivery, obtained under     the Act and the Trust Indenture Act
and such consents,     approvals, authorizations, registrations
or     qualifications as may be required under state
securities or Blue Sky laws in connection with the     purchase
and distribution of the Designated Securities     by the
Underwriters;

          (k)  Other than as set forth in the Prospectus,
there are no legal or governmental proceedings pending     to
which the Company or any of its subsidiaries is a     party or
of which any property of the Company or any of     its
subsidiaries is the subject which, if determined     adversely
to the Company or any of its subsidiaries,     would
individually or in the aggregate have a material     adverse
effect on the consolidated financial position,     shareholders'
equity or results of operations of the     Company and its
subsidiaries; and, to the best of the     Company's knowledge,
no such proceedings are threatened     or contemplated by
governmental authorities or     threatened by others;

          (l)  In the event any of the Firm Securities are
purchased pursuant to Delayed Delivery Contracts, each     of
such Delayed Delivery Contracts has been duly     authorized by
the Company and, when executed and     delivered by the Company
and the purchaser named     therein, will constitute a valid and
legally binding     agreement of the Company enforceable in
accordance with     its terms, subject, as to enforcement, to
bankruptcy,     insolvency, reorganization and other laws of
general     applicability relating to or affecting creditors'
 rights and to general equity principles; and any     Delayed
Delivery Contracts conform in all material     respects to the
description thereof in the Prospectus     as amended or
supplemented;

          (m)  The Company and its subsidiaries have good
and marketable title in fee simple to all real property     and
good and marketable title to all personal property     owned by
them, in each case free and clear of all     liens, encumbrances
and defects except such as are     described in the Prospectus
or such as do not     materially affect the value of such
property and do not     interfere with the use made and proposed
to be made of     such property by the Company and its
subsidiaries; and     any real property and buildings held under
lease by the     Company and its subsidiaries are held by them
under     valid, subsisting and enforceable leases with such
exceptions as are not material and do not interfere     with the
use made and proposed to be made of such     property and
buildings by the Company and its     subsidiaries;

          (n)  Ernst & Young, who have certified certain
financial statements of the Company and its     subsidiaries,
are independent public accountants as     required by the Act
and the rules and regulations of     the Commission thereunder;

          (o) Each of the Principal Subsidiaries is duly licensed to conduct an insurance business under the
insurance laws of each jurisdiction in which the     conduct of
its business requires such licensing and of     each
jurisdiction in which the failure to be so     licensed would
have, individually or in the aggregate,     a material adverse
effect on the business operations,     consolidated financial
position, shareholders' equity     or results of operations of
the Company and its     subsidiaries (, taken as a whole); each
of the Company     and the Principal Subsidiaries has all
consents,     approvals, authorizations, orders, registrations
and     qualifications of or with, and is in compliance with,
 all statutes, orders, rules and regulations of, all     courts
and governmental agencies and bodies having     jurisdiction
over it and any of its properties, except     where the failure
to have any such consent, approval,     authorization, order,
registration or qualification, or     so to comply, would not,
individually or in the     aggregate with all other such
failures, have a material     adverse effect on the business
operations, consolidated     financial position, shareholders'
equity or results of     operations of the Company and its
subsidiaries (, taken     as a whole); and there is no pending
or, to the     knowledge of the Company, threatened action,
suit,     proceeding or investigation that reasonably could lead
    to the revocation, termination or suspension of, or
render invalid or otherwise ineffective, any such     license,
consent, approval, authorization, order,     registration or
qualification, other than any such     revocation, termination,
suspension, invalidity or     ineffectiveness that would not,
individually or in the     aggregate with all other such
revocations,     terminations, suspensions, invalidity and
ineffectiveness, have a material adverse effect on the
business operations, consolidated financial position,
shareholders' equity or results of operations of the     Company
and its subsidiaries (, taken as a whole);

          (p)  All property-casualty reinsurance treaties
and arrangements to which any of the Company and the
Principal Subsidiaries is the ceding party are in full     force
and effect, with such exceptions as would not     individually
or in the aggregate have a material     adverse effect on the
consolidated financial position,     shareholders' equity or
results of operations of the     Company and its subsidiaries,
and neither the Company     nor any of the Principal
Subsidiaries is in violation     of, or in default in the
performance, observance or     fulfillment of, any obligation,
agreement, covenant or     condition contained therein, except
to the extent that     any such violation or default would not,
individually     or in the aggregate with all such other
violations and     defaults, have a material adverse effect on
the     consolidated financial position, shareholders' equity
 or results of operations of the Company and its
subsidiaries; neither the Company nor any of the     Principal
Subsidiaries has received any notice from any     of the other
parties to such treaties, contracts and     arrangements that
such other party intends not to     perform in any material
respect such treaty, contract     or arrangement, and the
Company and the Principal     Subsidiaries have no reason to
believe that any of the     other parties to such treaties,
contracts and     arrangements will be unable to perform in all
material     respects its obligations under such treaties,
contracts     and arrangements;

          (q)  The statutory financial statements of the
Principal Subsidiaries required or permitted to be     prepared
in accordance with the insurance laws, rules     and regulations
of any jurisdiction to which the     Principal Subsidiaries are
subject, and from which     certain ratios and other financial
and statistical data     contained in the Registration Statement
and the     Prospectus have been derived, have, for each
relevant     period, been prepared in conformity in all material
    respects with the requirements of such insurance laws,
rules and regulations and present fairly the     information
purported to be shown;

          (r)  The reserves carried on the books of the
Principal Subsidiaries for payment of all benefits,     losses,
claims and expenses under outstanding insurance     policies and
programs are adequate, under presently     accepted actuarial
principles applied on a consistent     basis, to cover the total
amount of all reasonably     anticipated liabilities under all
issued and outstanding insurance policies and programs under which the Principal Subsidiaries may have any liability; and

          (s)  The Company has complied with all provisions
of Section 517.075 Florida Statutes (Chapter 92-198,     Laws of
Florida).

          3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Underwriters' Securities, the several Underwriters propose to offer such Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex III attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the First Time of Delivery (as defined in Section 4 hereof), such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth.
The Underwriters will not have any responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

          The principal amount of Contract Securities to be deducted from the principal amount of Firm Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Firm Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Firm Securities (rounded as the Representatives may determine). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Firm Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m., New York City time, on the third business day preceding the First Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

          The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the aggregate principal amount or number of Optional Securities set forth in such Pricing Agreement, on the terms set forth in the first paragraph of this Section 3, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate principal amount or number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

          4. Underwriters' Securities and Optional Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in the funds specified in such Pricing Agreement,
(i) with respect to the Underwriters' Securities, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery," and (ii) with respect to the Optional Securities, if any, on the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery."

          Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and the Pricing Agreement relating to such Securities.

          5. The Company agrees with each of the Underwriters of any Designated Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated
Securities in a form approved by the Representatives     and to
file such Prospectus pursuant to Rule 424(b)     under the Act
not later than the Commission's close of     business on the
second business day following the     execution and delivery of
the Pricing Agreement     relating to the applicable Designated
Securities or, if     applicable, such earlier time as may be
required by     Rule 424(b); to make no further amendment or any
    supplement to the Registration Statement or Prospectus
as amended or supplemented after the date of the     Pricing
Agreement relating to such Securities and prior     to any Time
of Delivery for such Securities which shall     be disapproved
by the Representatives for such     Securities promptly after
reasonable notice thereof; to     advise the Representatives
promptly of any such     amendment or supplement after any Time
of Delivery for     such Securities and furnish the
Representatives with     copies thereof; to file promptly all
reports and any     definitive proxy or information statements
required to     be filed by the Company with the Commission
pursuant to     Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act     for so long as the delivery of a prospectus is
required     in connection with the offering or sale of such
Securities, and during such same period to advise the
Representatives, promptly after it receives notice     thereof,
of the time when any amendment to the     Registration Statement
has been filed or becomes     effective or any supplement to the
Prospectus or any     amended Prospectus has been filed with the
Commission,     of the issuance by the Commission of any stop
order or     of any order preventing or suspending the use of
any     prospectus relating to the Securities, of the
suspension of the qualification of such Securities for
offering or sale in any jurisdiction, of the initiation     or
threatening of any proceeding for any such purpose,     or of
any request by the Commission for the amending or
supplementing of the Registration Statement or     Prospectus or
for additional information; and, in the     event of the
issuance of any such stop order or of any     such order
preventing or suspending the use of any     prospectus relating
to the Securities or suspending any     such qualification, to
use promptly its best efforts to     obtain its withdrawal;

          (b)  Promptly from time to time to take such
action as the Representatives may reasonably request to
qualify the Securities, the shares of Stock issuable on
conversion of Convertible Debt Securities and the     Warrant
Securities issuable upon exercise of Warrants     for offering
and sale under the securities laws of such     jurisdictions as
the Representatives may request and to     comply with such laws
so as to permit the continuance     of sales and dealings
therein in such jurisdictions for     as long as may be
necessary to complete the     distribution of the Securities,
provided that in     connection therewith the Company shall not
be required     to qualify as a foreign corporation or to file a
    general consent to service of process in any jurisdiction;

          (c)  To furnish the Underwriters with copies of
the Prospectus as amended or supplemented in such     quantities
as the Representatives may from time to time     reasonably
request, and, if the delivery of a     prospectus is required at
any time in connection with     the offering or sale of the
Securities and if at such     time any event shall have occurred
as a result of which     the Prospectus as then amended or
supplemented would     include an untrue statement of a material
fact or omit     to state any material fact necessary in order
to make     the statements therein, in the light of the
circumstances under which they were made when such
Prospectus is delivered, not misleading, or, if for any
other reason it shall be necessary during such same     period
to amend or supplement the Prospectus or to file     under the
Exchange Act any document incorporated by     reference in the
Prospectus in order to comply with the     Act, the Exchange Act
or the Trust Indenture Act, to     notify the Representatives
and upon their request to     file such document and to prepare
and furnish without     charge to each Underwriter and to any
dealer in     securities as many copies as the Representatives
may     from time to time reasonably request of an amended
Prospectus or a supplement to the Prospectus which will
correct such statement or omission or effect such     compliance;

          (d)  To make generally available to its security-
holders as soon as practicable, but in any event not     later
than eighteen months after the effective date of     the
Registration Statement (as defined in Rule 158(c)),     an
earning statement of the Company and its     subsidiaries (which
need not be audited) complying with     Section 11(a) of the Act
and the rules and regulations     of the Commission thereunder
(including at the option     of the Company Rule 158);

          (e)  During the period beginning from the date of
the Pricing Agreement for such Designated Securities     and
continuing to and including (__) days after the     last Time of
Delivery for such Designated Securities,     not to offer, sell,
contract to sell or otherwise     dispose of any securities of
the Company which are     substantially similar to such
Designated Securities or     any securities convertible,
exercisable or exchangeable     for securities which are
substantially similar to such     Designated Securities, without
the prior written     consent of the Representatives;

          (f)  During a period of five years from the date
of the first Pricing Agreement, to furnish to the
Underwriters (A) copies of all reports or other
communications (financial or other) generally furnished     to
stockholders, and deliver to the Underwriters (i) as     soon as
they are available, copies of any reports and     financial
statements furnished to or filed with the     Commission or any
national securities exchange on which     the Securities or any
class of securities of the     Company is listed and (ii) the
documents specified in     Section(s) ___ (and ___) of the
Indenture and Section     ___ of the Warrant Agreement, each as
in effect at the     Time of Delivery; and (B) such additional
information     concerning the business and financial condition
of the     Company as the Representatives may from time to time
   reasonably request (such financial statements to be on     a
consolidated basis to the extent the accounts of the     Company
and its subsidiaries are consolidated in     reports furnished
to its stockholders generally or to     the Commission);

          (g)  To reserve and keep available at all times,
free of preemptive rights, shares of Stock for the     purpose
of enabling the Company to satisfy any     obligations to issue
shares of its Stock upon     conversion of the Convertible Debt
Securities; and

          (h) To use its best efforts to list any shares of Stock issuable upon conversion of the Convertible Debt
Securities on the New York Stock Exchange.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities, the shares of Stock and the Warrant Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Delayed Delivery Contracts, any Warrant Agreement, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities and the Warrant Securities and certificates for the Stock; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) the fees and expenses of any Warrant Agent and any agent of any Warrant Agent and the fees and disbursements of counsel for any Warrant Agent in connection with the Warrant Agreement, the Warrants and the Warrant Securities; and (ix) all other costs and expenses incident to the performance of its obligations hereunder, under any Delayed Delivery Contracts and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a)  The Prospectus as amended or supplemented in
relation to such Designated Securities shall have been     filed
with the Commission pursuant to Rule 424(b)     within the
applicable time period prescribed for such     filing by the
rules and regulations under the Act and     in accordance with
Section 5(a) hereof; no stop order     suspending the
effectiveness of the Registration     Statement or any part
thereof shall have been issued     and no proceeding for that
purpose shall have been     initiated or threatened by the
Commission; and all     requests for additional information on
the part of the     Commission shall have been complied with to
the     Representatives' reasonable satisfaction;

          (b)  Davis Polk & Wardwell, counsel for the
Underwriters, shall have furnished to the     Representatives
such opinion or opinions, dated each     Time of Delivery for
such Designated Securities, with     respect to the
incorporation of the Company, this     Agreement, the Pricing
Agreement, the validity of the     Indenture, the Warrant
Agreement, if applicable, the     Designated Securities, the
shares of Stock initially     issuable upon conversion of the
Convertible Debt     Securities, if applicable, the Warrant
Securities     issuable upon exercise of the Warrants, if
applicable,     the Delayed Delivery Contracts, if any, the
Registration Statement, the Prospectus as amended or supplemented and other related matters as the
Representatives may reasonably request, and such     counsel
shall have received such papers and information     as they may
reasonably request to enable them to pass     upon such matters;

          (c)  Piper & Marbury, counsel for the Company, or
other counsel satisfactory to the Representatives,     shall
have furnished to the Representatives their     written opinion,
dated each Time of Delivery for such     Designated Securities,
in form and substance     satisfactory to the Representatives,
to the effect     that:

                  (i)  The Company has been duly
incorporated and is validly existing as a          corporation
in good standing under the laws of the          jurisdiction of
its incorporation, with power and          authority to own its
properties and conduct its          business as described in the
Prospectus as amended          or supplemented; each of the
Principal          Subsidiaries has been duly incorporated and
is          validly existing as a corporation in good standing
       under the laws of its jurisdiction of
incorporation;

                 (ii)  The Company has authorized capital
  stock as set forth in the Prospectus as amended or
supplemented, and all of the issued shares of          capital
stock of the Company have been duly and          validly
authorized and issued and are fully paid          and
non-assessable; the shares of Stock initially          issuable
upon conversion of Convertible Debt          Securities, if
applicable, have been duly and          validly authorized and
reserved for issuance and,          when issued and delivered in
accordance with the          provisions of the Convertible Debt
Securities and          the Indenture, will be duly and validly
issued,          fully paid and non-assessable and will conform
to          the description of the Stock contained in the
  Prospectus as amended or supplemented; and all of          the
issued shares of capital stock of the          Principal
Subsidiaries have been duly and validly          authorized and
issued, are fully paid and non-          assessable, and (except
for directors' qualifying          shares) are owned directly or
indirectly by the          Company, free and clear of all liens,
         encumbrances, equities or claims (such counsel
being entitled to rely in respect of the opinion          in
this clause upon opinions of local counsel and          in
respect of matters of fact upon certificates of
officers of the Company or its Principal          Subsidiaries,
provided that such counsel shall          state that they
believe that both the          Representatives and they are
justified in relying          upon such opinions and
certificates);

                (iii)  The Company has been duly qualified
   as a foreign corporation for the transaction of
business and is in good standing under the laws of          each
other jurisdiction in which it owns or leases
properties, or conducts any business, so as to          require
such qualification, or is subject to no          material
liability or disability by reason of the          failure to be
so qualified in any jurisdiction          (such counsel being
entitled to rely in respect of          the opinion in this
clause upon opinions of local          counsel and in respect of
matters of fact upon          certificates of officers of the
Company, provided          that such counsel shall state that
they believe          that both the Representatives and they are
         justified in relying upon such opinions and certificates);

                 (iv)  To the best of such counsel's
knowledge and other than as set forth in the
Prospectus, there are no legal or governmental
proceedings pending to which the Company or any of          its
subsidiaries is a party or of which any          property of the
Company or any of its subsidiaries          is the subject
which, if determined adversely to          the Company or any of
its subsidiaries, would          individually or in the
aggregate have a material          adverse effect on the
consolidated financial          position, shareholders' equity
or results of          operations of the Company and its
subsidiaries;          and, to the best of such counsel's
knowledge, no          such proceedings are threatened or
contemplated by          governmental authorities or threatened
by others;

                  (v)  This Agreement and the Pricing
Agreement with respect to the Designated          Securities
have been duly authorized, executed and          delivered by
the Company;

                 (vi)  The Designated Debt Securities have
   been duly authorized, executed, authenticated,
issued and delivered and constitute valid and          legally
binding obligations of the Company          entitled to the
benefits provided by the          Indenture; the Underwriters'
Securities have been          duly executed, authenticated,
issued and delivered          and constitute valid and legally
binding          obligations of the Company entitled to the
    benefits provided by the Indenture; the Contract
Securities, if any, when executed, authenticated,
issued and delivered pursuant to the Indenture and
Delayed Delivery Contracts, if any, will          constitute
valid and legally binding obligations          of the Company
entitled to the benefits provided          by the Indenture; and
the Designated Debt          Securities and the Indenture
conform in all          material respects to the descriptions
thereof          contained in the Prospectus as amended or
   supplemented;

                (vii)  The Indenture has been duly
authorized, executed and delivered by the parties
thereto and constitutes a valid and legally          binding
instrument, enforceable in accordance with          its terms,
subject, as to enforcement, to          bankruptcy, insolvency,
reorganization and other          laws of general applicability
relating to or          affecting creditors' rights and to
general equity          principles; and the Indenture has been
duly          qualified under the Trust Indenture Act;

               (viii)  In the event that any of the
Designated Securities are Designated Warrants, the
Designated Warrants have been duly authorized,
executed, issued and delivered and, when          countersigned
by the Warrant Agent as provided by          the Warrant
Agreement, will constitute valid and          legally binding
obligations of the Company          entitled to the benefits
provided by the Warrant          Agreement;

                 (ix)  In the event that any of the
Designated Securities are Designated Warrants, the
Warrant Agreement has been duly authorized,          executed
and delivered by the parties thereto and          constitutes a
valid and legally binding instrument          enforceable in
accordance with its terms subject,          as to enforcement,
to bankruptcy, insolvency,          reorganization and other
laws of general          applicability relating to or affecting
creditors'          rights and to general equity principles; and
the          Designated Warrants and the Warrant Agreement
   conform in all material respects to the          descriptions
thereof contained in the Prospectus          as amended or
supplemented;

                  (x)  In the event that any of the
Designated Securities are Designated Warrants, the
Warrant Securities initially issuable upon          exercise of
the Warrants have been duly          authorized, and, when
issued and delivered in          accordance with the provisions
of the Warrant          Agreement, will be duly executed,
authenticated,          issued and delivered and will constitute
valid and          legally binding obligations of the Company
      entitled to the benefits provided by the Indenture;

                 (xi)  The issue and sale of the Designated
    Securities being delivered at such Time of
Delivery, the issue of the shares of Stock upon
conversion of the Convertible Debt Securities, if
applicable, and the issue and sale of any Warrant
Securities upon the exercise pursuant to the          Warrant
Agreement, if applicable, and the          compliance by the
Company with all of the          provisions of the Designated
Securities, the          Indenture, each of the Delayed Delivery
Contracts,          if any, this Agreement, the Pricing
Agreement with          respect to the Designated Securities and
the          Warrant Agreement, if applicable, and the
consummation of the transactions herein and          therein
contemplated will not conflict with or          result in a
breach or violation of any of the          terms or provisions
of, or constitute a default          under, any indenture,
mortgage, deed of trust,          sale/leaseback agreement, loan
agreement, similar          financing agreement or instrument or
other          agreement or instrument known to such counsel to
        which the Company or any of its subsidiaries is a
  party or by which the Company or any of its
subsidiaries is bound or to which any of the          property
or assets of the Company or any of its          subsidiaries is
subject, nor will such actions          result in any violation
of the provisions of the          Charter or By-laws of the
Company or any statute          or any order, rule or regulation
known to such          counsel of any court or governmental
agency or          body having jurisdiction over the Company or
any          of its subsidiaries or any of their properties;

                (xii)  In the Event any of the Firm
Securities are to be purchased pursuant to Delayed
Delivery Contracts, each of such Delayed Delivery
Contracts has been duly authorized, executed and
delivered by the Company and, assuming such          Contract
has been duly executed and delivered by          the purchaser
named therein, constitutes a valid          and legally binding
agreement of the Company          enforceable in accordance with
its terms, subject,          as to enforcement, to bankruptcy,
insolvency,          reorganization and other laws of general
      applicability relating to or affecting creditors'
rights and to general equity principles; and any
Delayed Delivery Contracts conform in all material
respects to the description thereof in the          Prospectus
as amended or supplemented;

               (xiii)  No consent, approval, authorization,
    order, registration or qualification of or with          any
such court or governmental agency or body is          required
for the issue and sale of the Designated          Securities or
the consummation by the Company of          the transactions
contemplated by this Agreement,          the Pricing Agreement
with respect to such          Designated Securities, the
Indenture, the Warrant          Agreement, if applicable, or any
of such Delayed          Delivery Contracts, except such as have
been          obtained under the Act and the Trust Indenture Act
         and such consents, approvals, authorizations, registrations or qualifications as may be required
under state securities or Blue Sky laws in          connection
with the purchase and distribution of          the Designated
Securities by the Underwriters;

                (xiv)  The documents incorporated by
reference in the Prospectus as amended or          supplemented
(other than the financial statements,          related schedules
and other financial information          therein, as to which
such counsel need express no          opinion), when they became
effective or were filed          with the Commission, as the
case may be, complied          as to form in all material
respects with the          requirements of the Act or the
Exchange Act, as          applicable, and the rules and
regulations of the          Commission thereunder; and

                (xv)  The Registration Statement and the
 Prospectus as amended or supplemented and any          further
amendments and supplements thereto made by          the Company
prior to the Time of Delivery for the          Designated
Securities (other than the financial          statements,
related schedules and other financial          information
therein, as to which such counsel need          express no
opinion) comply as to form in all          material respects
with the requirements of the Act          and the Trust
Indenture Act and the rules and          regulations thereunder;
and they do not know of          any amendment to the
Registration Statement          required to be filed or any
contracts or other          documents of a character required to
be filed as          an exhibit to the Registration Statement or
         required to be incorporated by reference into the
   Prospectus as amended or supplemented or required          to
be described in the Registration Statement or          the
Prospectus as amended or supplemented which          are not
filed or incorporated by reference or          described as
required.

          (d)  General Counsel of the Company or other
counsel satisfactory to the Representatives, shall have
furnished the Representatives their written opinion,     dated
each Time of Delivery for such Designated     Securities, in
form and substance satisfactory to the     Representatives to
the effect that:

               (i) The Company has been duly qualified as a foreign corporation for the transaction of
business and is in good standing under the laws of          each
other jurisdiction in which it owns or leases
properties, or conducts any business, so as to          require
such qualification, or is subject to no          material
liability or disability by reason of the          failure to be
so qualified in any jurisdiction          (such counsel being
entitled to rely in respect of          the opinion in this
clause upon opinions of local          counsel and in respect of
matters of fact upon          certificates of officers of the
Company, provided          that such counsel shall state that
they believe          that both the Representatives and they are
         justified in relying upon such opinions and certificates);

              (ii)  To the best of such counsel's knowledge
    and other than as set forth in the Prospectus,
there are no legal or governmental proceedings          pending
to which the Company or any of its          subsidiaries is a
party or of which any property          of the Company or any of
its subsidiaries is the          subject which, if determined
adversely to the          Company or any of its subsidiaries,
would          individually or in the aggregate have a material
        adverse effect on the consolidated financial
position, shareholders' equity or results of          operations
of the Company and its subsidiaries;          and, to the best
of such counsel's knowledge, no          such proceedings are
threatened or contemplated by          governmental authorities
or threatened by others;

             (iii)  The Company and its subsidiaries have
  good and marketable title in fee simple to all          real
property and good and marketable title to all          personal
property owned by them, in each case free          and clear of
all liens, encumbrances and defects          except such as are
described in the Prospectus or          such as do not
materially affect the value of such          property and do not
interfere with the use made          and proposed to be made of
such property by the          Company and its subsidiaries; and
any real          property and buildings held under lease by the
         Company and its subsidiaries are held by them
under valid, subsisting and enforceable leases          with
such exceptions as are not material and do          not
interfere with the use made and proposed to be          made of
such property and buildings by the Company          and its
subsidiaries (in giving the opinion in          this clause,
such counsel may state that no          examination of record
titles for the purpose of          such opinion has been made,
and that they are          relying upon a general review of the
titles of the          Company and its subsidiaries, upon
opinions of          local counsel and abstracts, reports and
policies          of title companies rendered or issued at or
      subsequent to the time of acquisition of such
property by the Company or its subsidiaries, upon
opinions of counsel to the lessors of such          property
and, in respect of matters of fact, upon          certificates
of officers of the Company or its          subsidiaries,
provided that such counsel shall          state that they
believe that both the          Representatives and they are
justified in relying          upon such opinions, abstracts,
reports, policies          and certificates); and

              (iv)  Each of the Principal Subsidiaries is
  duly licensed to conduct an insurance business          under
the insurance laws of each jurisdiction in          which the
conduct of its business requires such          licensing and of
each jurisdiction in which the          failure to be so
licensed would have, individually          or in the aggregate,
a material adverse effect on          the business operations,
consolidated financial          position, shareholders' equity
or results of          operations of the Company and its
subsidiaries          (, taken as a whole); each of the Company
and the          Principal Subsidiaries has all consents,
  approvals, authorizations, orders, registrations          and
qualifications of or with, and is in          compliance with,
all statutes, orders, rules and          regulations of, all
courts and governmental          agencies and bodies having
jurisdiction over it          and any of its properties, except
where the          failure to have any such consent, approval,
       authorization, order, registration or
qualification, or so to comply, would not,          individually
or in the aggregate with all other          such failures, have
a material adverse effect on          the business operations,
consolidated financial          position, shareholders' equity
or results of          operations of the Company and its
subsidiaries          (, taken as a whole); and, to the best of
such          counsel's knowledge, there is no pending or
  threatened action, suit, proceeding or          investigation
that reasonably could lead to the          revocation,
termination or suspension of, or          render invalid or
otherwise ineffective, any such          license, consent,
approval, authorization, order,          registration or
qualification, other than any such          revocation,
termination, suspension, invalidity or          ineffectiveness
that would not, individually or in          the aggregate with
all other such revocations,          terminations, suspensions,
invalidity and          ineffectiveness, have a material adverse
effect on          the business operations, consolidated
financial          position, shareholders' equity or results of
        operations of the Company and its  subsidiaries      (,
 taken as a whole).

               In addition to the matters set forth above,
the opinions delivered pursuant to paragraphs (c) and     (d)
above shall also contain a statement to the effect     that
while such counsel are not passing upon, and do     not assume
responsibility for, the accuracy,     completeness or fairness
of the Registration Statement     or the Prospectus, or any
further amendment or     supplement thereto, including the
documents     incorporated by reference therein, based upon the
   procedures referred to in such opinion nothing has come
to the attention of such counsel which leads them to     believe
(i) that the Registration Statement as of its     effective date
or the Prospectus as of its date or any     further amendment or
supplement thereto made by the     Company prior to such Time of
Delivery (other than the     financial statements, related
schedules and other     financial information therein, as to
which such counsel     need express no belief) contained an
untrue statement     of a material fact or omitted to state a
material fact     required to be stated therein or necessary to
make the     statements therein not misleading or (ii) that as
of     such Time of Delivery, either the Registration
Statement or the Prospectus (or any such further     amendment
or supplement thereto) contains an untrue     statement of a
material fact or omits to state a     material fact required to
be stated therein or     necessary to make the statements
therein not     misleading, or (iii) that any of the documents
  incorporated by reference in the Prospectus which were
effective or filed with the Commission prior to such     Time of
Delivery (other than the financial statements,     related
schedules and other financial information     therein, as to
which such counsel need express no     belief), as of the
respective dates when they became     effective or were filed
with the Commission, as the     case may be, in each case after
excluding any statement     in any such document which does not
constitute part of     the Registration Statement or the
Prospectus pursuant     to Rule 412 of Regulation C under the
Act and after     substituting therefor any statement modifying
or     superseding such excluded statement, contained, in the
 case of a registration statement which became effective
under the Act, an untrue statement of a material fact     or
omitted to state a material fact required to be     stated
therein necessary to make the statements therein     not
misleading, and in the case of other documents     which were
filed under the Exchange Act with the     Commission, an untrue
statement of a material fact or     omitted to state a material
fact necessary in order to     make the statements therein, in
the light of the     circumstances under which they were made
when such     documents were so filed, not misleading.

          (e)  On the date of the Pricing Agreement for such
Designated Securities and at each Time of Delivery for     such
Designated Securities, the independent accountants     of the
Company who have certified the financial     statements of the
Company and its subsidiaries included     or incorporated by
reference in the Registration     Statement shall have furnished
to the Representatives a     letter, dated the effective date of
the Registration     Statement or the date of the most recent
report filed     with the Commission containing financial
statements and     incorporated by reference in the Registration
    Statement, if the date of such report is later than     such
effective date, and a letter dated such Time of     Delivery,
respectively, to the effect set forth in     Annex II hereto,
and with respect to such letter dated     such Time of Delivery,
as to such other matters as the     Representatives may
reasonably request and in form and     substance satisfactory to
the Representatives;

          (f)  (i) Neither the Company nor any of its
subsidiaries shall have sustained since the date of the
latest audited financial statements included or     incorporated
by reference in the Prospectus as amended     or supplemented
any loss or interference with its     business from fire,
explosion, flood or other calamity,     whether or not covered
by insurance, or from any labor     dispute or court or
governmental action, order or     decree, otherwise than as set
forth or contemplated in     the Prospectus as amended or
supplemented, and (ii)     since the respective dates as of
which information is     given in the Prospectus as amended or
supplemented     there shall not have been (x) any addition, or
any     development involving a prospective addition, to either
   the Company's consolidated reserve for     property/casualty
insurance claims and claims expense     or the consolidated
reserve for life insurance policy     benefits, (y) any change
in the capital stock, short-     term debt or long-term debt of
the Company or any of     its subsidiaries, or (z) any change,
or any development     involving a prospective change, in or
affecting the     general affairs, management, financial
position,     shareholders' equity or results of operations of
the     Company and its subsidiaries, otherwise than as set
forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case
described in Clause (i) or (ii), is in the judgment of     the
Representatives so material and adverse as to make     it
impracticable or inadvisable to proceed with the     public
offering or the delivery of the Underwriters'     Securities or
the Optional Securities or both on the     terms and in the
manner contemplated in the Prospectus     as amended or
supplemented;

          (g)  On or after the date of the Pricing Agreement
relating to the Designated Securities (i) no     downgrading
shall have occurred in the rating accorded     the Company's
debt securities or preferred stock by any     "nationally
recognized statistical rating     organization," as that term is
defined by the     Commission for purposes of Rule 436(g)(2)
under the Act     and (ii) no such organization shall have
publicly     announced that it has under surveillance or review,
    with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

          (h)  On or after the date of the Pricing Agreement
relating to the Designated Securities there shall not     have
occurred any of the following:  (i) a suspension     or material
limitation in trading in securities     generally on the New
York Stock Exchange; (ii) a     general moratorium on commercial
banking activities in     New York declared by either Federal or
New York State     authorities; (iii) the outbreak or escalation
of     hostilities involving the United States or the
declaration by the United States of a national     emergency or
war if the effect of any such event     specified in this Clause
(iii) in the judgment of the     Representatives makes it
impracticable or inadvisable     to proceed with the public
offering or the delivery of     the Underwriters' Securities or
the Optional Securities     or both on the terms and in the
manner contemplated in     the Prospectus as amended or
supplemented; or (iv) the     occurrence of any material adverse
change in the     existing financial, political or economic
conditions in     the United States or elsewhere which, in the
judgment     of the Representatives would materially and
adversely     affect the financial markets or the market for the
    Securities and other debt or equity securities;

          (i)  On or after the date of the Pricing Agreement
relating to the Designated Securities, (i) no     downgrading
shall have occurred in the ratings accorded     claims paying
ability of either of the Principal     Subsidiaries by Standard
& Poor's Corporation, Moody's     Investors Service, Inc., Duff
& Phelps Inc. or A.M.     Best Company Inc.; and (ii) no such
organization shall     have publicly announced that it has under
surveillance     or review, with possible negative implications,
its     rating of any of the claims paying ability of the
Principal Subsidiaries; and

          (j)  The Company shall have furnished or caused to
be furnished to the Representatives at each Time of     Delivery
for the Designated Securities a certificate or     certificates
of officers of the Company satisfactory to     the
Representatives as to the accuracy of the     representations
and warranties of the Company herein at     and as of such Time
of Delivery, as to the performance     by the Company of all of
its obligations hereunder to     be performed at or prior to
such Time of Delivery, as     to the matters set forth in
subsections (a) and (e) of     this Section and as to such other
matters as the     Representatives may reasonably request.

          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d)  If the indemnification provided for in this
Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Underwriters' Securities or Optional Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities or Optional Securities, as the case may be, then the Company shall be entitled to a further period of thirtysix hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Securities or Optional Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Securities or Optional Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities or Optional Securities, the Representatives or the Company shall have the right to postpone such Time of Delivery for such Underwriters' Securities or Optional Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities or Optional Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount or number of such Underwriters' Securities or Optional Securities, as the case may be, which remains unpurchased does not exceed one-eleventh of the aggregate principal amount or number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount or number of Underwriters' Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount or number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Underwriters' Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount or number of Underwriters' Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate principal amount or number of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require nondefaulting Underwriters to purchase Underwriters' Securities or Optional Securities of a defaulting Underwriter or Underwriters than the Pricing Agreement relating to such Underwriters' Securities or the Over-allotment Option relating to such Optional Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10.  The respective indemnities, agreements,
representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof or by the Representatives pursuant to Section 7(h) hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Securities or Optional Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and
Section 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to any Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14.  Time shall be of the essence of each Pricing
Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                         Very truly yours,

                         USF&G Corporation

                         By:___________________________
                    Name:                              Title:



                                                     ANNEX I

                     Pricing Agreement



(Name of Representative,) (Name of Co-Representative(s),)  As
Representatives of the several    Underwriters named in Schedule
I hereto, (c/o Representatives,) (Address of Representatives)



                                             _________, 19__

Dear Sirs:

          USF&G Corporation, a Maryland corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated _________ __, 19__ (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" (consisting of Firm Securities and any Optional Securities the Underwriters may elect to purchase)). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to
Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, ((a)) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the principal amount or number of Firm Securities set forth opposite the name of such Underwriter in
Schedule I hereto, less the principal amount of Firm Securities covered by Delayed Delivery Contracts, if any, as may be specified in Schedule II hereto (,and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set out in Schedule II hereto that portion of the aggregate principal amount or number of Optional Securities as to which such election shall have been exercised).

          (The Company hereby grants to each of the Underwriters the right to purchase at their election up to the aggregate principal amount or number of Optional Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate principal amount or number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.)

          If the foregoing is in accordance with your understanding, please sign and return to us (five) counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                         Very truly yours,

                         USF&G Corporation



                         By:_______________________
              Name:                            Title:

 Accepted as of the date hereof:

 (Name of Representative)

By:____________________________



                         SCHEDULE I



                                        (MAXIMUM PRINCIPAL
           PRINCIPAL AMOUNT OR  AMOUNT OR NUMBER OF
     NUMBER OF (FIRM)         OPTIONAL
SECURITIES         SECURITIES WHICH  UNDERWRITER       TO BE
PURCHASED      MAY BE PURCHASED)  -----------
- ----------------      ----------------





















TOTAL .........      ____________          ___________
          ============          ===========



























                        SCHEDULE II

 Terms and Rights of Debt Securities:

     Title of Designated Debt Securities:

          (___%) (Floating Rate) (Zero Coupon) (Convertible)
     (Notes) (Debentures) due

     Aggregate Principal Amount:

          Aggregate principal amount of          Firm Debt
Securities:  $

          Maximum aggregate principal          amount of
Optional Debt Securities:  $

     Price to Public:

          % of the principal amount of the Designated Debt
   Securities, plus accrued interest from ___________
to _________   (and accrued amortization, if any,          from
__________ to   ___________)

     Purchase Price by Underwriters:

          % of the principal amount of the Designated Debt
   Securities, plus accrued interest from ___________
to _________   (and accrued amortization, if any,          from
__________ to   ___________)

     Specified funds for payment of purchase price:

          (New York) Clearing House funds

     Indenture and Ranking:

          The Designated Debt Securities will be
(senior/subordinated) indebtedness of the Company
issued under the (Senior/Subordinated) Indenture          dated
________ __, 19__, between the Company and
_______________, as Trustee

     Maturity:

     Interest Rate:

          (___%) (Zero Coupon) (See Floating Rate
Provisions)

     Interest Payment Date:

          (months and dates)

     Redemption Provisions:

          (No provisions for redemption)

          (The Designated Debt Securities may be redeemed,
   otherwise than through the sinking fund, in whole          or
in part at the option of the Company, in the          amount of
($)____________ or an integral multiple          thereof,

          (on or after ___________, __ at the following redemption prices (expressed in percentages of principal amount). If (redeemed on or before ____________, ___%, and if) redeemed during the 12-month period beginning _____________,

                                               Redemption
            Year                          Price

          and thereafter at 100% of their principal amount, together in each case with accrued interest to the
redemption date.)          (on any interest payment date falling
in or after          __________, __, at the election of the
Company, at          a redemption price equal to the principal
amount          thereof, plus accrued interest to the date of
      redemption.)

          (Other possible redemption provisions, such as
 mandatory redemption upon occurrence of certain          events
or redemption for changes in tax law)

          (Restriction on refunding)

     Sinking Fund Provisions:

          (No sinking fund provisions)

          (The Designated Debt Securities are entitled to
  the benefit of a sinking fund to retire          ($)__________
principal amount of Designated Debt          Securities on
___________ in each of the years          _____ through _____ at
100% of their principal          amount plus accrued interest)
(,together with          (cumulative) (noncumulative)
redemptions at the          option of the Company to retire an
additional          ($)__________ principal amount of Designated
Debt          Securities in the years _____ through _____ at
     100% of their principal amount plus accrued interest)

(If Designated Debt Securities are extendable, insert-)

     (Extendable Provisions:

          Designated Debt Securities are repayable on
________, __ (insert day and years), at the option          of
the holder, at their principal amount with          accrued
interest.  Initial annual interest rate          will be ___%,
and thereafter annual interest rate          will be adjusted on
_________, __ and ______ to a          rate not less than ___%
of the effective annual          interest rate on U.S. Treasury
obligations with          ____-year maturities as of the (insert
date 15          days prior to maturity date) prior to such
(insert          maturity date))

(If Designated Debt Securities are floating rate, insert--)

     (Floating Rate Provisions:

          Initial annual interest rate will be ___% through
    ________ (and thereafter will be adjusted          (monthly)
(on each _________, _________, ________          and __________)
(to an annual rate of ___% above          the average rate for
_______-year          (month)(securities)(certificates of
deposit)          issued by _________ and _________ (insert
names of          banks).) (and the annual interest rate
 (thereafter) (from _________ through _________)          will
be the interest yield equivalent of the          weekly average
per annum market discount rate for          ___-month Treasury
bills plus ___% of Interest          Differential (the excess,
if any, of (i) then          currently weekly average per annum
secondary          market yield for ___-month certificates of
deposit          over (ii) then current interest yield
equivalent          of the weekly average per annum market
discount          rate for ___-month Treasury bills); (from
    _________ and thereafter the rate will be the then
current interest yield equivalent plus ___% of          Interest
Differential))

     Defeasance Provisions:

     (If Designated Debt Securities are convertible, insert--)

     (Conversion Provisions:

          Initial Conversion Price: $__________ Per share of
     Common Stock

          Initial Conversion Date:

          Final Conversion Date:)

     Delayed Delivery:

          (None) (Underwriters' commission shall be ...% of
    the principal amount of Designated Debt Securities
for which Delayed Delivery Contracts have been          entered
into.  Such commission shall be payable to          the order
of...)

 Terms and Rights of Warrants and Warrant Securities:

     Warrants:

     Title of Designated Warrants:

          (Debt Warrants) to purchase (___%) (Floating Rate)
     (Zero Coupon) (Convertible) (Notes) (Debentures) due

     Number of Designated Warrants:

          Number of Firm Warrants:

          Maximum Number of Optional Warrants:

     Price to Public:

          $____ per Warrant

     Purchase Price by Underwriters:

          $____ per Warrant

     Specified funds for payment of purchase price:

          (New York) Clearing House funds

     Warrant Agreement:

          The Warrants to be evidenced by warrant
certificates and to be issued pursuant to the provisions of a Debt Warrant Agreement dated as of ______, 19__ (the "Warrant Agreement") between the
Company and ________, as Warrant Agent

     Exercise Date:

     Expiration Date:

     Exercise Price:

     Principal Amount of Warrant Securities Purchasable upon
Exercise of One Warrant:

     (Detachable Date:)

     (Other Terms:)

     Warrant Securities:

     Title of Warrant Securities:

          (___%) (Floating Rate) (Zero Coupon) (Convertible)
     (Notes) (Debentures) due

     Indenture and Ranking:

          The Warrant Securities will be (Senior/
Subordinated) indebtedness of the Company issued          under
the (Senior/Subordinated) Indenture dated          ________ __,
19__, between the Company and          _______________, as
Trustee



     Maturity:

     Interest Rate:

          (___%) (Zero Coupon) (See Floating Rate
Provisions)

     Interest Payment Date:

          (months and dates)

     Redemption Provisions:

          (No provisions for redemption)

          (The Designated Securities may be redeemed,
otherwise than through the sinking fund, in whole          or in
part at the option of the Company, in the          amount of
($)____________ or an integral multiple          thereof,

          (on or after ___________, __ at the following redemption prices (expressed in percentages of principal amount). If (redeemed on or before ____________, ___%, and if) redeemed during the 12-month period beginning _____________,

                                               Redemption
            Year                          Price

          and thereafter at 100% of their principal amount, together in each case with accrued interest to the
redemption date.)          (on any interest payment date falling
in or after          __________, __, at the election of the
Company, at          a redemption price equal to the principal
amount          thereof, plus accrued interest to the date of
      redemption.)

          (Other possible redemption provisions, such as
 mandatory redemption upon occurrence of certain          events
or redemption for changes in tax law)

          (Restriction on refunding)

     Sinking Fund Provisions:

          (No sinking fund provisions)

          (The Designated Securities are entitled to the
 benefit of a sinking fund to retire ($)__________
principal amount of Designated Securities on
___________ in each of the years _____ through          _____ at
100% of their principal amount plus          accrued interest)
(,together with (cumulative)          (noncumulative)
redemptions at the option of the          Company to retire an
additional ($)__________          principal amount of Designated
Securities in the          years _____ through _____ at 100% of
their          principal amount plus accrued interest)

(If Warrant Securities are extendable, insert-)

     (Extendable Provisions:

          Warrant Securities are repayable on ________, __
   (insert day and years), at the option of the          holder,
at their principal amount with accrued          interest.
Initial annual interest rate will be          ___%, and
thereafter annual interest rate will be          adjusted on
_________, __ and ______ to a rate not          less than ___%
of the effective annual interest          rate on U.S. Treasury
obligations with ____-year          maturities as of the (insert
date 15 days prior to          maturity date) prior to such
(insert maturity          date))

(If Warrant Securities are floating rate, insert--)

     (Floating Rate Provisions:

          Initial annual interest rate will be ___% through
    ________ (and thereafter will be adjusted          (monthly)
(on each _________, _________, ________          and __________)
(to an annual rate of ___% above          the average rate for
_______-year          (month)(securities)(certificates of
deposit)          issued by _________ and _________ (insert
names of          banks).) (and the annual interest rate
 (thereafter) (from _________ through _________)          will
be the interest yield equivalent of the          weekly average
per annum market discount rate for          ___-month Treasury
bills plus ___% of Interest          Differential (the excess,
if any, of (i) then          currently weekly average per annum
secondary          market yield for ___-month certificates of
deposit          over (ii) then current interest yield
equivalent          of the weekly average per annum market
discount          rate for ___-month Treasury bills); (from
    _________ and thereafter the rate will be the then
current interest yield equivalent plus ___% of          Interest
Differential))

     Defeasance Provisions:

(If Warrant Securities are convertible, insert--)

     (Conversion Provisions:

          Initial Conversion Price: $__________ Per share of
     Common Stock

          Initial Conversion Date:

          Final Conversion Date:)

     For All Designated Securities:

     Time of Delivery:

     Closing Location for Delivery of Securities:

     Names and addresses of Representatives:

          Designated Representatives:

          Address for Notices, etc.:

     (Other Terms)*



     * A description of particular tax, accounting or other unusual features (such as the addition of event risk language) of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to ensure agreement as to the terms of the Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                                    ANNEX II

          Pursuant to Section 7(e) of the Underwriting
Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i)  They are independent certified public
accountants with respect to the Company and its     subsidiaries
within the meaning of the Act and the     applicable published
rules and regulations thereunder;

           (ii)  In their opinion, the consolidated
financial statements and financial schedules (and, if applicable, prospective financial statements and/or pro
forma financial information) audited by them and     included or
incorporated by reference in the     Registration Statement or
the Prospectus comply as to     form in all material respects
with the applicable     accounting requirements of the Act and
the Exchange Act     and the related published rules and
regulations;

           (iii)  On the basis of limited procedures, not
constituting an audit conducted in accordance with     generally
accepted auditing standards, consisting of a     reading of the
unaudited consolidated financial     statements and other
information referred to below, a     reading of the latest
available interim financial     statements of the Company and
its subsidiaries,     inspection of the minute books of the
Company and its     subsidiaries since the date of the latest
audited     consolidated financial statements included or
incorporated by reference in the Prospectus, inquiries     of
officials of the Company and its subsidiaries who     have
responsibility for financial and accounting     matters and such
other inquiries and procedures     (including those for a review
of interim financial     information as described in SAS 71) as
may be specified     in such letter, nothing came to their
attention that     caused them to believe that:

               (A)  any material modifications should be
 made to the unaudited condensed consolidated
statements of income, consolidated balance sheets          and
consolidated statements of cash flows included          or
incorporated by reference in the Company's          Quarterly
Report on Form 10-Q incorporated by          reference in the
Prospectus, for them to be in          conformity with generally
accepted accounting          principles;

               (B)  the unaudited condensed consolidated
 statements of income, consolidated balance sheets          and
consolidated statements of cash flows included          or
incorporated by reference in the Company's          Quarterly
Reports on Form 10-Q, incorporated by          reference in the
Prospectus, do not comply as to          form in all material
respects with the applicable          accounting requirements of
the Exchange Act as it          applies to Form 10-Q and the
related published          rules and regulations;

               (C)  any unaudited pro forma condensed
consolidated financial statements included in or
incorporated by reference in the Prospectus do not
comply as to form in all material respects with          the
applicable accounting requirements of Rule 11-          02 of
Regulation S-X and that the pro forma          adjustments have
not been properly applied to the          historical amounts in
the compilation of those          statements;

               (D)  as of a specified date not more than
 five days prior to the date of such letter, there          was
any change in the capital stock, increase in          long-term
debt, or any decreases in consolidated          net current
assets or shareholder's equity of the          Company and its
subsidiaries, or any decreases in          consolidated net
sales or in the total per-share          amounts of income
before extraordinary items of          net income, or other
items specified by the          representatives of the
Underwriters (the          "Representatives"), or any increases
in any items          specified by the Representatives, in each
case as          compared with amounts shown in the latest
balance          sheet included or incorporated by reference in
the          Prospectus, except in all instances for changes,
      increases or decreases which the Prospectus discloses have occurred may occur; and

            (v)  In addition to the examination referred to
in their report(s) included or incorporated by     reference in
the Prospectus and the limited procedures,     inspection of
minute books, inquiries and other     procedures referred to in
paragraphs (iii) and (iv)     above, they have carried out
certain specified     procedures, not constituting an
examination in     accordance with generally accepted auditing
standards,     with respect to certain amounts, percentages and
   financial information specified by the Representatives
which are derived from the general accounting records     of the
Company and its subsidiaries, which appear in     the Prospectus
(excluding documents incorporated by     reference), or in Part
II of, or in exhibits and     schedules to, the Registration
Statement specified by     the Representatives or in documents
incorporated by     reference in the Prospectus specified by the
    Representatives, and have compared certain of such
amounts, percentages and financial information with the
accounting records of the Company and its subsidiaries     and
have found them to be in agreement.

          All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                                   ANNEX III

                 DELAYED DELIVERY CONTRACT

USF&G Corporation (Address)

Attention...............           ................, 19..

Dear Sirs:

          The undersigned hereby agrees to purchase from USF&G
Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,

                          $.......

principal amount of Company's (Title of Designated Securities
(3)) (hereinafter called the "Designated Securities"), offered by the Company's Prospectus dated ......., 19.., as amended or supplemented, receipt of a copy of which is hereby acknowledged, at a purchase price of ..% of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth below, and on the further terms and conditions set forth in this contract.

          The undersigned will purchase the Designated
Securities from the Company on ........., 19.. (the "Delivery
Date") and interest on the Designated Securities so purchased will accrue from .........., 19..

          (The undersigned will purchase the Designated
Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

                        Principal        Dates from Which
Delivery Date       Amount          Interest Accrues
_____________      _________        ________________

     .........., 19..    $.........     .........., 19..
.........., 19..    $.........     .........., 19..

Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery
Date.")

          Payment for the Designated Securities which the undersigned has agreed to purchase on (the) (each) Delivery Date shall be made to the Company or its order by certified or official bank check in ....... Clearing House funds at the
office of ................... or by wire transfer to a bank
account specified by the Company, on (the) (such) Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written, telex or facsimile communication addressed to the Company not less than five full business days prior to (the) (such) Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Designated Securities on (the) (each) Delivery Date shall be subject to the condition that the purchase of Designated Securities to be made by the undersigned shall not on (the) (such) Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

          (The undersigned understands that Underwriters (the "Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the Undersigned hereunder are not contingent on such purchases.) Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

          The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                         Yours very truly,

                              .............................

                              By ..........................
                             (Authorized Signature)

                                Name:
    Title:

                              ..............................
                                  (Address)

Accepted: ............., 19..

USF&G Corporation

By .................................   Name:   Title: